SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): February 15, 2001


                       INTERMEDIA COMMUNICATIONS INC.
                      --------------------------------
             (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     0-20135              59-2913586
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(State or Other Jurisdiction of       (Commission          (IRS Employer
        Incorporation)               File Number)          Identification No.)


        One Intermedia Way, Tampa, Florida                   33647
      ------------------------------------------------------------
      (Address of principal executive offices)           (zip code)


        Registrant's telephone number, including area code:  (813) 829-0011
                                                             --------------


                               NOT APPLICABLE
 --------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.        OTHER EVENTS.

               On February 15, 2001, Intermedia Communications Inc., a Delaware corporation ("Intermedia"), Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia ("Digex"), and WorldCom, Inc., a Georgia corporation ("WorldCom"), issued a joint press release announcing that they have entered into a memorandum of understanding to settle, subject to court approval, certain litigation pending in the Court of Chancery of the State of Delaware captioned In re Digex Shareholders Litigation (Consolidated C.A. No. 18336 NC) (the "Delaware Litigation"). The Delaware Litigation challenges certain actions taken in connection with the Agreement and Plan of Merger, dated as of September 1, 2000 (the "Merger Agreement"), by and among Intermedia, WorldCom and Wildcat Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of WorldCom. Intermedia and WorldCom also announced that they have entered into an amendment to the Merger Agreement, as well as an amendment to the related Note Purchase Agreement, dated as of October 31, 2000 (the "Note Purchase Agreement"), by and between Intermedia and WorldCom.

               Intermedia has also entered into a memorandum of understanding to settle, subject to court approval, certain litigation pending in the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida captioned Monteforte v. Intermedia Communications Inc., et al., (the "Florida Litigation"). The Florida Litigation challenges certain actions taken in connection with the original Merger Agreement. As part of the settlement, the plaintiffs' representative has been provided with the opportunity to review the terms of the revised Merger Agreement and has concluded that they are fair, reasonable and in the best interests of the stockholders of Intermedia.

               The amendments to the Merger Agreement and the Note Purchase Agreement, the memoranda of understanding relating to the proposed settlements of the Delaware Litigation and the Florida Litigation and the joint press release of Intermedia, WorldCom and Digex are attached hereto as Exhibits 2.2, 10.2, 10.3, 10.4 and 99.1, respectively. All of the foregoing exhibits are incorporated herein by reference and the discussion above is qualified in its entirety by reference to such exhibits.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(a)     Financial Statements

        Not applicable.

(b)     Pro Forma Financial Statements

        Not applicable.

(c)     Exhibits

No.            Description
---            -----------

2.1 Agreement and Plan of Merger, dated as of September 1, 2000, by and among WorldCom, Inc., Wildcat Acquisition Corp. and Intermedia Communications Inc. (incorporated herein by reference to Exhibit 2.1 to Intermedia's Current Report on Form 8-K filed on September 7, 2000).

2.2 First Amendment to Agreement and Plan of Merger, dated as of February 15, 2001, by and among WorldCom, Inc., Wildcat Acquisition Corp. and Intermedia Communications Inc.*

10.1 Note Purchase Agreement, dated as of October 31, 2000, by and between WorldCom, Inc. and Intermedia Communications Inc. (incorporated herein by reference to Exhibit 10.1 to Intermedia's Quarterly Report on Form 10-Q filed on November 14, 2000).

10.2 First Amendment to Note Purchase Agreement, dated as of February 15, 2001, by and between WorldCom, Inc. and Intermedia Communications Inc.*

10.3 Memorandum of Understanding, dated as of February 15, 2001, by and among WorldCom, Inc., Intermedia Communications Inc., Digex, Incorporated, certain directors of Intermedia Communications Inc. and certain minority stockholders of Digex, Incorporated.*

10.4 Memorandum of Understanding, dated as of February 14, 2001, by and among Intermedia Communications Inc., certain directors of Intermedia Communications Inc. and a class of public stockholders of Intermedia Communications Inc.*

99.1 Joint Press Release, dated February 15, 2001, of Intermedia Communications Inc., Digex, Incorporated and WorldCom, Inc.*

--------------------

*    Filed herewith.


                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERMEDIA COMMUNICATIONS INC.


                                    By:   /s/ Robert M. Manning
                                         ------------------------------------
                                         Name:  Robert M. Manning
                                         Title: Senior Vice President and
                                                Chief Financial Officer


Dated:  February 15, 2001


                               EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger, dated as of September 1, 2000, by and among WorldCom, Inc., Wildcat Acquisition Corp. and Intermedia Communications Inc. (incorporated herein by reference to Exhibit 2.1 to Intermedia's Current Report on Form 8-K filed on September 7, 2000).

2.2 First Amendment to Agreement and Plan of Merger, dated as of February 15, 2001, by and among WorldCom, Inc., Wildcat Acquisition Corp. and Intermedia Communications Inc.*

10.1 Note Purchase Agreement, dated as of October 31, 2000, by and between WorldCom, Inc. and Intermedia Communications Inc. (incorporated herein by reference to Exhibit 10.1 to Intermedia's Quarterly Report on Form 10-Q filed on November 14, 2000).

10.2 First Amendment to Note Purchase Agreement, dated as of February 15, 2001, by and between WorldCom, Inc. and Intermedia Communications Inc.*

10.3 Memorandum of Understanding, dated as of February 15, 2001, by and among WorldCom, Inc., Intermedia Communications Inc., Digex, Incorporated, certain directors of Intermedia Communications Inc. and certain minority stockholders of Digex, Incorporated.*

10.4 Memorandum of Understanding, dated as of February 14, 2001, by and among Intermedia Communications Inc., certain directors of Intermedia Communications Inc. and a class of public stockholders of Intermedia Communications Inc.*

99.1 Joint Press Release, dated February 15, 2001, of Intermedia Communications Inc., Digex, Incorporated and WorldCom, Inc.*

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*    Filed herewith.